SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES AND EXCHANGE ACT of 1934

March 18, 2004
Date of Report
(Date of earliest event reported)

G REIT, INC.

(Exact name of registrant as specified in its charter)

Virginia	0-50261	52-2362509

(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1551 N. Tustin Avenue
Suite 200
Santa Ana, California 92705
(Address of principal executive offices)

(877) 888-7348
(Registrant’s telephone number, including area code)

N/A
(former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS.

On March 18, 2004, we sent a letter to our shareholders which is attached as exhibit 99.01.

ITEM 7. EXHIBITS.

Exhibits
99.01	Letter to shareholders dated March 18, 2004.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

G REIT, INC.
Date: March 23, 2004	By:	/s/ ANTHONY W. THOMPSON
Anthony W. Thompson
President and Chief Executive Officer

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EXHIBIT INDEX

Exhibits
99.01	Letter to shareholders dated March 18, 2004.